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	SECURITIES AND EXCHANGE COMMISSION
	Washington, D.C. 20549



	FORM 8-K

	CURRENT REPORT



	Pursuant to Section 13 or 15(d) of the
	Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported):  February 8, 2001


		OHIO CASUALTY CORPORATION
	     -------------------------------
     (Exact name of registrant as specified in its charter)




      OHIO               0-5544             31-0783294
    --------           ----------         --------------
(State or other        (Commission    (IRS Employer I.D. No.)
jurisdiction of         File No.)
incorporation)





       9450 Seward Road, Fairfield, Ohio          45014
       ---------------------------------          -----
    (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code:  (513) 603-2400
						     --------------


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Item 4     Changes in Registrant's Certifying Accountant
------     ---------------------------------------------
(a) (1) PricewaterhouseCoopers LLP has been the independent public accountant for Ohio Casualty Corporation, an Ohio corporation (the "Company"). On February 9, 2001, the Company informed PricewaterhouseCoopers LLP that it would be dismissed as the Company's independent public accountant upon completion of the audit for the fiscal year ended December 31, 2000.

    (2) For the two fiscal years ended December 31, 1999, the report of PricewaterhouseCoopers LLP on the Company's consolidated financial statements did not contain an adverse opinion or a disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope, or accounting principles.

    (3) The decision to change the independent public accountant was recommended by the Audit Committee and approved by the Company's Board of Directors.

    (4) During the Company's two fiscal years ended December 31, 1999 and through February 9, 2001, there were no disagreements between PricewaterhouseCoopers LLP and the Company regarding any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference thereto in its report on the financial statements for such years.

    (5) During the Company's two fiscal years ended December 31, 1999 and through February 9, 2001, there have been no reportable events (as defined in Regulation S-K Item 304(a) (1(v)).

    (6) The Company has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated February 15, 2001, is filed as Exhibit 16 to this Form 8-K.

(b) On February 9, 2001, the Board of Directors of the Registrant approved the engagement of Ernst & Young LLP as its independent public accountant for the fiscal year ending December 31, 2001. During the Registrant's two most recent fiscal years, and through February 9, 2001, the Registrant did not consult with Ernst & Young LLP as to either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements and the Company did not consult with Ernst & Young LLP as to any matter that was either the subject of a disagreement or reportable event. A copy of the press release appointing Ernst & Young LLP as independent public accountant is filed as Exhibit 99.1 to this Form 8-K.


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Item 5     Other Events
------     ------------

	   On February 8, 2001, Ohio Casualty Corporation announced the elimination of its current quarterly dividend. A copy of the press release is attached as Exhibit 99.2 to this Form 8-K.





			   SIGNATURES
			   ----------

	   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


				       OHIO CASUALTY CORPORATION



				       By:
					   -----------------------
					   Elizabeth M. Riczko, Senior Vice
					   President and Treasurer


Date:  February 15, 2001


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			INDEX TO EXHIBITS
			-----------------


Exhibit           Description
Number            -----------
-------


16 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission

99.1 Press release regarding the appointment of Ernst & Young LLP as independent public accountants

99.2             Press release concerning quarterly dividend elimination